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                                                                   EXHIBIT 10.13

                               UNISYS CORPORATION
                  SUPPLEMENTAL EXECUTIVE RETIREMENT INCOME PLAN
                                AMENDMENT 2001-1


Pursuant to the authority reserved to Unisys Corporation (the "Company") under
Section 2.6 of the Unisys Corporation Supplemental Executive Retirement Income Plan (the "Plan"), the Company hereby amends the Plan as follows:

              1. A new Subsection (d) is added to Section 1.2, effective December 31, 2000, to read as follows:

                  "(d) The supplemental pension benefit calculated under Subsection (a) shall exclude any amount of a Participant's accrued benefit payable under the Company Plan attributable to the 2000 Additional Benefit described in Supplement V of the Company Plan."

              2. Section 2.4 is amended and restated in its entirety, effective October 1, 2000, to read as follows:

                  "2.4  Payment of Benefits.
                        -------------------

                  Payment of benefits under this Supplemental Plan shall be coincident with and in the same form as the payment of the limited benefit payments made to the employee or on his behalf to his beneficiaries under the Company Plan, provided, however,

                        (a) the payment of the additional benefit accrued under
                            this Plan as a result of the 2000 Early Retirement Incentive Plan described in Supplement IV of the Company Plan shall be made in the form of an actuarially equivalent lump sum distribution, provided that the monthly amount of the additional benefit is less than $20, and
                        (b) the payment of the additional benefit accrued under
                            this Plan as a result of the 2001 Early Retirement Incentive Plan described in Supplement VI of the Company Plan shall be made in the form of an actuarially equivalent lump sum distribution, provided however, that the lump sum payment shall be made in two annual installments (payable in 2002 and 2003) where the actuarially equivalent lump sum value of the additional benefit is greater than

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                        $200,000."

Executed this 19th day of December, 2001.




_________________________                   ______________________________
David O. Aker                               Janet Brutschea Haugen